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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 21, 1995
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                         Southern National Corporation
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            (Exact name of registrant as specified in its charter)

        North Carolina                    1-10853              56-0939887
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(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)        Identification No.)


200 West Second Street, Winston-Salem, North Carolina           27101
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (910) 773-7500
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Item 5. Other Events

        The purpose of this Current Report on Form 8-K is to file as
Exhibit 99.1 Southern National Corporation's Quarterly
Performance Summary for the first quarter of 1995, including sections distributed to the media and a supplement distributed to analysts.

Item 7. Exhibits

                                 EXHIBIT INDEX

Exhibit 99.1  Quarterly Performance Summary issued April 20, 1995
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOUTHERN NATIONAL CORPORATION
                                          (Registrant)


Date: April 21, 1995                  By: /s/ Sherry A. Kellett
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                                      Name: Sherry A. Kellett
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                                      Title: Controller
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